    Integra LifeSciences Announces Leadership Transition Plan    Jan De Witte to retire as CEO by the end of 2024  Stuart Essig appointed executive chairman of the Board    PRINCETON, N.J., February 28, 2024 – Integra LifeSciences Holdings Corporation (“Integra” or  “the Company”) (NASDAQ: IART), a leading global medical technology company, today  announced that Jan De Witte has informed the Board of Directors (the “Board”) of his intention  to retire from his position as president and chief executive officer of Integra following the  appointment of a successor, which the Company expects to occur by the end of 2024. The  Company also announced that Stuart Essig, Integra’s chairman, has been appointed to the role  of executive chairman, effective immediately.    “We are grateful to Jan for his leadership and commitment to Integra and the role he has  played in advancing our portfolio and building upon our legacy of innovation,” said Stuart Essig,  chairman of the Board. “Jan’s personal decision to retire from Integra and return to Europe  follows a leadership tenure marked by significant contributions to the company, including the  evolution of our strategy and an expansion of core capabilities. We appreciate Jan’s  commitment to a smooth transition and the execution of our roadmap for 2024 and beyond.”    The Board has initiated a formal search for a new president and chief executive officer and  engaged Heidrick & Struggles to support the Board in identifying a highly‐qualified candidate  with a track record of industry leading profitability and growth and the development of  inspired, high‐performing teams.    Mr. De Witte said, “I am incredibly proud of everything we have accomplished together here at  Integra. I am grateful to both the Board for their confidence and trust and the talented  workforce at Integra for their ongoing passion and dedication to excellence as we endeavor to  restore patients’ lives and set new standards of care. I believe strongly in Integra’s potential for  future growth and success. In the meantime, we are squarely focused on delivering our  objectives for 2024 through operational execution, particularly in our manufacturing and supply  chain.”    As executive chairman, Mr. Essig will concentrate on driving improved shareholder value and  ensuring an effective transition. “Integra’s Board remains committed to our strategy of  commercial acceleration through improved product development and digital innovation,  strategic acquisitions, and international market growth,” said Mr. Essig. Mr. Essig has been  Integra’s non‐executive chairman since 2012 and served as the Company’s chief executive  officer from 1997 to 2012.

    Mr. De Witte will address the leadership transition during Integra’s fourth quarter and full‐year  2023 financial results conference call, which is scheduled for later today at 8:30 a.m. ET. A live  webcast will be available on the Investors section of the Company’s website.    About Integra LifeSciences  At Integra LifeSciences, we are driven by our purpose of restoring patients’ lives. We innovate  treatment pathways to advance patient outcomes and set new standards of surgical,  neurologic, and regenerative care. We offer a comprehensive portfolio of high quality,  leadership brands that include AmnioExcel®, Aurora®, Bactiseal®, BioD™, CerebroFlo®,  CereLink® Certas® Plus, Codman®, CUSA®, Cytal®, DuraGen®, DuraSeal®, DuraSorb®, Gentrix®,  ICP Express®, Integra®, Licox®, MAYFIELD®, MediHoney®, MicroFrance®, MicroMatrix®,  NeuraGen®, NeuraWrap™, PriMatrix®, SurgiMend®, TCC‐EZ® and VersaTru®. For the latest news  and information about Integra and its products, please visit www.integralife.com.    Forward‐Looking Statements  This news release contains forward‐looking statements within the meaning of the Private  Securities Litigation Reform Act of 1995 that involve risks and uncertainties and reflect the  Company's judgment as of the date of this release. All statements, other than statements of  historical fact, are statements that could be deemed forward‐looking statements. These  forward‐looking statements relate to, among other things, expectations, estimates and  projections concerning the Company’s business and operations, financial performance,  strategic initiatives and product development, the timing and anticipated results of our chief  executive officer succession process, and the hiring of a successor chief executive officer. Such  forward‐looking statements involve risks and uncertainties, many of which are outside of the  control of Integra, that could cause actual results to differ from predicted results. These risks  and uncertainties include: the ability of the Company to successfully identify, recruit and retain  qualified management personnel; the Company's ability to execute its operating plan and  strategic initiatives effectively;  and the economic, competitive, governmental, technological  and other factors identified under the heading "Risk Factors" included in item 1A of Integra's  most recently filed Annual Report on Form 10‐K, and information contained in subsequent  filings with the Securities and Exchange Commission. These forward‐looking statements are  made only as the date thereof, and the Company undertakes no obligation to update or revise  the forward‐looking statements, whether as a result of new information, future events or  otherwise, except as required by applicable law.    Contacts:  Investor Relations:

    Chris Ward  (609) 772‐7736   chris.ward@integralife.com    Media:  Laurene Isip  (609) 208‐8121  laurene.isip@integralife.com